November 2, 2011

Supplement

SUPPLEMENT DATED NOVEMBER 2, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY SPECIAL GROWTH FUND
Dated June 30, 2011

On October 27, 2011, shareholders of Morgan Stanley Special Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series the Small Company Growth Portfolio ("Small Company Growth"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to Small Company Growth in exchange for shares of Small Company Growth and pursuant to which the Fund will be liquidated and terminated (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of Small Company Growth that corresponds to the class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about November 14, 2011. The Fund was closed to new investors as of the close of business on June 9, 2011. Existing shareholders will be able to purchase additional shares of the Fund until the close of business on November 10, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SMPSPT1 11/11